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                                                                EXHIBIT 10.10(c)


                   AMENDMENT NUMBER THREE TO CREDIT AGREEMENT
                   ------------------------------------------


          This AMENDMENT NUMBER THREE TO CREDIT AGREEMENT, dated as of January 22, 1996 (this "Amendment"), is entered into among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation (the "Borrower"), the financial institutions which are signatories to the Credit Agreement (each a "Bank" and, collectively, the "Banks"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Banks thereunder (in such capacity, the "Agent").

          WHEREAS, the Borrower has requested that (i) pursuant to Section
                                                                   -------
4.1(b)(ii) of the Credit Agreement, the Termination Date of the Credit Agreement
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be extended for an additional one-year period and (ii) the Banks amend certain provisions of the Credit Agreement to provide for, among other things, the revision of covenants in connection with the incurrence of indebtedness by the Borrower.

          WHEREAS, subject to the terms and conditions contained herein, the Banks are willing to amend such provisions of the Credit Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE 1

                        DEFINITIONS FOR THIS AMENDMENT;
                        ------------------------------
                 AMENDMENT OF ARTICLE I OF THE CREDIT AGREEMENT
                 ----------------------------------------------

          1.1  Definitions for this Amendment.  Any and all initially
               ------------------------------
capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless specifically defined herein. For purposes of this Amendment, the following initially capitalized terms shall have the following meanings:

          "Agent" shall have the meaning set forth in the introduction to this
           -----
     Amendment.

          "Amendment" means this Amendment Number Three to Credit Agreement
           ---------
     among the Borrower, the Banks, and the Agent.

          "Bank" and "Banks" shall have the respective meanings set forth in the
           ----       -----
     introduction to this Amendment.

          "Borrower" shall have the meaning set forth in the introduction to
           --------
     this Amendment.

          "Credit Agreement" means that certain Credit Agreement, dated as of
           ----------------
     May 20, 1993, among the Borrower, the Banks, and the Agent, as amended by that certain Amendment Number One to Credit Agreement dated as of April 28, 1994, and that certain Amendment Number Two to Credit Agreement dated as of July 11, 1995.

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          1.2  Amendment of Section 1.1 of the Credit Agreement.  Section 1.1 of
               ------------------------------------------------
the Credit Agreement is hereby amended by (a) deleting the defined term "Termination Date" in its entirety; and (b) inserting the following defined terms:

          "1996 Indenture" means that certain Indenture, dated as of January 12,
           --------------
     1996, from the Borrower to The Bank of New York, as Trustee, providing for the issuance from time to time of unsecured and unsubordinated debentures, notes or other evidences of indebtedness of the Borrower.

          "1996 Indenture Indebtedness" means Indebtedness of the Borrower
           ---------------------------
     incurred under or pursuant to the 1996 Indenture.

          "Termination Date" means, unless extended pursuant to Section 4.1(b),
           ----------------                                     --------------
     March 31, 1999.

                                   ARTICLE 2

                        AMENDMENT OF CERTAIN PROVISIONS
                        -------------------------------
                            OF THE CREDIT AGREEMENT
                            -----------------------

          2.1  Amendment of Section 4.3(b) of the Credit Agreement.  Section
               ---------------------------------------------------
4.3(b) of the Credit Agreement is amended by deleting clause (i) therefrom in its entirety and substituting therefor the following clause:

     (i) If the Borrower shall create or incur Indenture Indebtedness or 1996 Indenture Indebtedness or, with the prior written consent of the Majority Banks, shall create, incur or assume Indebtedness pursuant to Sections
                                                                   --------
     9.4(a)(v) or 9.4(a)(vii), the Borrower shall pay to the Agent as a
     ------------------------
     prepayment in whole or ratably in part of the outstanding amount of the Loans, an amount equal to the Net Cash Proceeds received by the Borrower from such Indebtedness as created, incurred or assumed (to the extent of the amount of the Loans then outstanding).

          2.2  Amendment of Section 9.1(b) of the Credit Agreement.  Section
               ---------------------------------------------------
9.1(b) of the Credit Agreement is amended by deleting clause (xi) therefrom in its entirety and substituting therefor the following clause:

               (xi) as soon as reasonably practical and, in any event, not less than two days prior to the consummation thereof, written notice of (A) the proposed incurrence or issuance of Indenture Indebtedness or 1996 Indenture Indebtedness or (B) any proposed supplement or amendment to the Indenture or the 1996 Indenture; and

          2.3  Amendment of Section 9.4(a) of the Credit Agreement.  Section
               ---------------------------------------------------
9.4(a) of the Credit Agreement is amended by deleting the "." at the end of clause (x) thereof and inserting in place thereof "; and" and by inserting immediately thereafter the following new clause (xi):

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               (xi) 1996 Indenture Indebtedness; provided, however, that:  (a)
                                                 --------  -------
     the maximum aggregate principal amount of 1996 Indenture Indebtedness at any time outstanding shall not exceed $200,000,000; (b) without the prior written consent of the Majority Banks, no regularly scheduled principal payment on any 1996 Indenture Indebtedness shall be required prior to the fifth (5th) anniversary of the issuance of the debenture, note or other evidence of indebtedness evidencing such 1996 Indenture Indebtedness (without regard to the effect of the acceleration provisions set forth in Section 502 of the 1996 Indenture); (c) all 1996 Indenture Indebtedness shall be unsecured; (d) in connection with the incurrence or issuance of any 1996 Indenture Indebtedness, no covenant (financial or otherwise) shall be imposed upon, or agreed to by, the Borrower that is more restrictive (in the judgment of the Majority Banks) than the covenants set forth in this Agreement; and (e) prior to the effectiveness thereof, the Majority Banks shall have approved, in their sole discretion, each supplement or amendment to the 1996 Indenture.

                                   ARTICLE 3

                                 MISCELLANEOUS
                                 -------------

          3.1  Loan Documents.  This Amendment shall be one of the Loan
               --------------
Documents.

          3.2  Execution.  This Amendment may be executed in any number of
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counterparts, each of which when so executed and delivered shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of the signature pages of this Amendment by telecopier shall be equally effective as delivery of a manually executed counterpart. Any party delivering an executed counterpart of the signature pages of this Amendment by telecopier shall thereafter also promptly deliver a manually executed counterpart, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          3.3  Effectiveness.  This Amendment shall be effective as of the date
               -------------
first written above, when (a) one or more counterparts hereof shall have been executed by the Borrower, the Banks, and the Agent and shall have been delivered to the Agent and (b) the Borrower shall have delivered to the Banks and the Agent an executed copy of the 1996 Indenture.

          3.4  No Other Amendment.  Except as expressly amended hereby, the
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Credit Agreement shall remain unchanged and in full force and effect.  To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement, the terms and provisions of this Amendment shall control. This Amendment shall be deemed a part of and is hereby incorporated in the Credit Agreement.

          3.5  Governing Law.  This Amendment shall be governed by, and
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construed and enforced in accordance with, the laws of the State of California.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.


                                         THE BORROWER
                                         ------------

                                         NATIONWIDE HEALTH PROPERTIES, INC.


                                         By_________________________________

                                           Title: Vice President and Treasurer


                                         THE AGENT
                                         ---------

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION


                                         By___________________________________

                                           Title: Vice President



                                         THE BANKS
                                         ---------

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION



                                         By____________________________________

                                           Title: Vice President



                                         NATWEST BANK N.A.



                                         By____________________________________

                                           Title:______________________________

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

                                         THE DAIWA BANK, LIMITED



                                         By____________________________________

                                           Title:______________________________



                                         By____________________________________

                                           Title:______________________________



                                         SANWA BANK CALIFORNIA



                                         By____________________________________

                                           Title:______________________________

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